SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): APRIL 4, 2001


                               SAFLINK CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                     0-2027                   95-4346070
----------------------------        -----------               -------------
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)             Identification No.)


               18650 N.E. 67TH COURT, SUITE 210, REDMOND, WA 98052
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (425) 881-6766

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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT

                  Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                  Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not applicable.

ITEM 5.  OTHER EVENTS

                  a. The attached exhibit is incorporated by reference herein, and the description set forth below is qualified in its entirety by reference to such exhibit.

                  On April 4, 2001, the Company issued a press release announcing that, during March 2001, it had received an additional $413,750 in bridge financing from seven accredited investors including two of the Company's directors, on substantially similar terms to those of the $2.5 million bridge financing completed in November 2000. The Company issued the unsecured notes, which bear interest at a rate of 12% per annum and mature in May 2001. Under the terms of the bridge financing, holders of the notes will be entitled to participate in any financing undertaken by SAFLINK prior to the maturity date of the notes by electing to receive, in lieu of repayment of the note, securities of the same class and on the same terms as issued in such financing. The Company also agreed to issue warrants allowing the note holders to purchase one share of SAFLINK common stock for each $4.00 invested. The two directors elected not to accept the warrants; the Company therefore only issued warrants for the purchase of 79,688 shares of common stock exercisable for $1.50 per share at any time until March 2006.

                  As an additional incentive to investors that had advanced more than $100,000 in the November 2000 bridge financing, the Company offered to reduce the exercise price of the warrants issued in the November 2000 financing from $1.50 to $0.50 per share if the investor agreed to exercise such warrant and advance additional bridge funds equal to $0.50 for every warrant share exercised before March 22, 2001. Warrants for 37,500 shares were exercised before the deadline. The securities issued in connection with the bridge financing and the exercise of warrants were privately placed to accredited investors and the issuance of such securities was not registered under the Securities Act of 1933 and may not be offered or sold

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         in the United States absent registration or an applicable exemption from the registration requirements of the Act.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits

                  The exhibit listed on the Exhibit Index on page 5 is filed as part of this Report.

ITEM 8.  CHANGE IN FISCAL YEAR

                  Not applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFLINK Corporation

Date: April 18, 2001

                                       By: /s/ JEFFREY P. ANTHONY
                                           -------------------------------------
                                           Jeffrey P. Anthony
                                           President and Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT                            DESCRIPTION
-------                            -----------

99.1              Press Release dated April 4, 2001